Valued Advisers Trust
TEAM Asset Strategy Fund

Supplement to the Prospectus and Statement of Additional
Information dated November 22, 2011

Supplement dated December 30, 2011

Effective February 28, 2012, the current expense limitation agreement between the Trust and TEAM Financial Asset Management, LLC (the “Adviser”), the investment adviser to the TEAM Asset Strategy Fund that limits certain operating expenses of the Fund to 1.95% is extended through February 28, 2013.

Additionally, effective February 28, 2012, The Fund’s principal investment strategies will be revised (i) to emphasize the fact that the Fund may invest in other investment companies (including exchange-traded funds (ETFs)) to the extent permitted by the Investment Company Act of 1940; (ii) to reflect the fact that the Fund may invest up to 100% of its assets in a single sector; (iii) to reflect the fact that the Fund may utilize derivatives for speculative purposes, as well as for purposes previously disclosed in the Fund’s prospectus; and (iv) to enhance the risk disclosures of the Fund.  Some of the specific risks associated with the Fund’s strategies include the following:

Other Investment Company Risk.  When the Fund invests in other investment companies, including ETFs, it will indirectly bear its proportionate share of any fees and expenses payable directly by the other investment company. Therefore, the Fund will incur higher expenses, many of which may be duplicative. In addition, the Fund may be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of derivative transactions by the underlying funds). ETFs are subject to additional risks such as the fact that the market price of its shares may trade above or below its net asset value or an active market may not develop.  The Fund has no control over the investments and related risks taken by the underlying funds in which it invests.  The Investment Company Act of 1940 and the rules and regulations adopted under that statute impose conditions on investment companies which invest in other investment companies, and as a result, the Fund is generally restricted on the amount of shares of another investment company to shares amounting to no more than 3% of the outstanding voting shares of such other investment company.

Commodity Risk.  Some of the underlying funds in which the Fund may invest may invest directly or indirectly in physical commodities, such as gold, silver, and other precious materials.  Accordingly, the Fund may be affected by changes in commodity prices which can move significantly in short periods of time and be affected by new discoveries or changes in government regulations.  Income derived from investments in ETFs that invest in commodities may not be qualifying income for purposes of the tax RIC qualification tests (disclosed below under “RIC Qualification Risk.”  This could make it more difficult (or impossible) for the Fund to qualify as a RIC. In addition, there is some uncertainty regarding the tax treatment of the Fund’s indirect investments in commodities.

RIC Qualification Risk.  To qualify for treatment as a regulated investment company (“RIC”) under the Internal Revenue Code (the “Code”), the Fund must meet certain income source, asset diversification and annual distribution requirements.  The Fund’s investments in certain ETFs that invest in physical commodities cause the Fund to fail the income source component of the RIC requirements.  If, in any year, the Fund fails to qualify as a RIC for any reason, the Fund would be taxed as an ordinary corporation and would become (or remain) subject to corporate income tax.  The resulting corporate taxes could substantially reduce the Fund’s net assets, the amount of income available for distribution and the amount of distributions.

Derivatives Risk.  The value of derivatives may rise or fall more rapidly than other investments.  For some derivatives, it is possible to lose more than the amount invested in the derivative.  If the Fund uses derivatives to “hedge” the overall risk of its portfolio, it is possible that the hedge may not succeed.  Over the counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Fund.  Other risks of investments in derivatives include imperfect correlation between the value of these instruments and the underlying assets; risks of default by the other party to the derivative transactions; risks that the transactions may result in losses that offset gains in portfolio positions; and risks that the derivative transactions may not be liquid.  The Fund’s use of derivatives for speculative purposes (to seek higher investment return) may not succeed.  If the Fund’s investment in a particular derivative that is a speculative position is inconsistent with the direction that the reference asset moves, the Fund’s losses will be greater than those that would be experienced if the Fund were simply hedging a position.

Industry or Sector Risk.  A particular industry or market sector can be more volatile or underperform relative to the market as a whole.  To the extent that the Fund has over weighted holdings within a particular industry or sector, the Fund is subject to an increased risk that its investments in that particular industry or sector may decline because of changing expectations for the performance of that industry or sector.  Because the Fund may invest up to 100% of its assets in one sector, the sector risks to which the Fund may be exposed may be higher than with other investment companies.

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This supplement and the Prospectus provide the information a prospective investor should know about the Fund and should be retained for future reference. A Statement of Additional Information, dated November 22, 2011 has been filed with the Securities and Exchange Commission, and is incorporated herein by reference. You may obtain the Prospectus or Statement of Additional Information without charge by calling the Fund at (877) 832-6952.